SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

PDI, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Saddle River Executive Centre 1 Route 17 South Saddle River, NJ 07458
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (201) 258-8450
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 7, 2006, PDI, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the quarter and nine months ended September 30, 2006. The full text of the press release is set forth as Exhibit 99.1 attached hereto and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 8.01 Other Events.

On November 2, 2006, the United States District Court for the District of New Jersey dismissed with prejudice the Third Consolidated and Amended Class Action Complaint in connection with the lawsuit In re PDI Securities Litigation (Civil Action No.: 02-cv-0211-JLL). The action was originally filed in January 2002 against the Company, its former CEO and former CFO. The District Court issued an opinion and order dismissing with prejudice all claims asserted in the Third Amended Complaint against all defendants and denied plaintiffs’ request to amend the complaint.

On November 7, 2006, the Company announced that its Board of Directors has authorized the Company to repurchase up to one million shares of its common stock. The Company intends to repurchase shares on the open market or in privately negotiated transactions, or both. Some or all of the repurchases will be made pursuant to a Company 10(b)5-1 Plan that the Company will adopt. All purchases will be made from the Company’s available cash. The Company’s Board of Directors also terminated a share repurchase plan authorized in 2005.

Statements contained in this Current Report on Form 8-K that are not statements of historical fact, including statements about expectations, beliefs and future events and financial performance, are forward-looking statements. These forward looking statements reflect, among other things, the Company’s current expectations, plans, strategies and anticipated financial results and are based upon numerous assumptions involving judgments with respect to future economic, competitive, and market conditions and future business decisions, all of which are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to differ materially from those expressed or implied by these forward looking statements. Many of these risks are beyond the Company’s ability to control or predict. For a discussion of some of the important risks and other factors that could cause actual results to differ materially from those indicated by the forward-looking statements, we encourage you to read the risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended, and the Company’s subsequently filed Quarterly Reports on Form 10-Q. Furthermore, forward looking statements speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated November 7, 2006.

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By: /s/ Michael Marquard
------------------------------------
Michael Marquard
Chief Executive Officer

Date: November 7, 2006

EXHIBIT INDEX

Exhibit No.   Description
___________   ____________

99.1    Press Release dated November 7, 2006

EXHIBIT 99.1